                                                                                                December 20, 2011

Dreyfus Stock Index Fund, Inc. (the “Fund”)

Supplement to the Statement of Additional Information (the “SAI”)

dated

May 1, 2011

            The following information supersedes and replaces the contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements - Portfolio Management”:

Portfolio Management.  Mellon Capital provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and approval of the Fund's Board.  Mellon Capital provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities.  Thomas J. Durante, Karen Q. Wong and Richard A. Brown serve as the primary portfolio managers of the Fund. Ms. Wong and Messrs. Durante and Brown are dual employees of Dreyfus and Mellon Capital, an affiliate of Dreyfus, and manage the Fund as employees of Dreyfus.  Rebecca Gao, Lynn Hutchison, Danny Lai, Todd Rose, and Marlene Walker Smith serve as additional portfolio managers of the Fund. Mses. Chen, Gao, Hutchison and Smith and Messrs. Lai and Rose are dual employees of Dreyfus and Mellon Capital.